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Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT

This INCREMENTAL ASSUMPTION AGREEMENT dated as of April 21, 2021 (this “Agreement”) is among AGILENT TECHNOLOGIES, INC., a Delaware corporation (the “Company”), the Lenders parties hereto (which constitute Required Lenders), and BNP PARIBAS, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

PRELIMINARY STATEMENTS

Reference is hereby made to the Credit Agreement dated as of March 13, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and BNP Paribas, as Administrative Agent.

Pursuant to Section 2.08(c) of the Credit Agreement, the Company has invited certain Lenders identified on the signature pages hereto as “Increasing Lenders”, and each Increasing Lender desires, to increase its Commitment under the Credit Agreement by the amount set forth on the signature pages to this Agreement.

In addition, the Company has requested that the Increasing Lenders (which constitute the Required Lenders) acknowledge and agree that the aggregate increase in the Commitments under the Credit Agreement effected pursuant to this Agreement shall not count towards the limitation in 2.08(c)(i) of the Credit Agreement which caps at $500,000,000 the aggregate principal amount of all increases permitted thereunder.

Accordingly, each Increasing Lender (together, constituting the Required Lenders), the Company and the Administrative Agent agree as follows:

SECTION 1.  Increase in the Commitments.  Each Increasing Lender, as of the Increase Effective Date (as defined below), hereby agrees to increase its Commitment by the amount set forth opposite its signature hereto.

SECTION 2.  Effectiveness.  Section 1 of this Agreement shall become effective as of the date hereof (the “Increase Effective Date”), subject to the Administrative Agent’s receipt of (a) counterparts of this Agreement duly executed on behalf of each Increasing Lender and the Company, and (b) the documents required to be delivered by the Company under the penultimate sentence of Section 2.08(c)(vii) of the Credit Agreement.

SECTION 3.  Acknowledgment and Agreement Regarding Increase in the Commitments.  The Increasing Lenders (constituting Required Lenders), by their execution and delivery of this Agreement (the “Refresh Effective Date”), hereby acknowledge and agree that (i) the limitation of Section 2.08(c)(i) of the Credit Agreement which caps at $500,000,000 the aggregate principal amount of all increases permitted thereunder shall not apply with respect to

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the increases in the Commitments effected pursuant to this Agreement, (ii) such limitation is hereby waived one time with respect to this Agreement, and (iii) after giving effect to the Increase Effective Date, the aggregate amount available for Incremental Facilities is refreshed to permit additional Incremental Facilities in an aggregate principal amount of up to $500,000,000.  The Increasing Lenders and the Company agree that, after the Refresh Effective Date, the Borrowers will not request Loans denominated in Sterling in an aggregate principal amount that exceeds the aggregate Commitments in effect immediately prior to the increase in the Commitments of the Increasing Lenders in accordance with this Agreement.

SECTION 4.Representations and Warranties.  To induce the Increasing Lenders to make the acknowledgment and agreement and grant the waiver set forth in Section 4 of this Agreement, the Company hereby represents and warrants, on and as of the Refresh Effective Date, that:

(a)  At the time of and after giving effect to Section 4 of this Agreement, no Default has occurred and is continuing.

(b)  The representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the Refresh Effective Date, provided that representations and warranties modified by materiality shall be true and correct in all respects.

SECTION 5.  Reference to and Effect on the Credit Agreement.  The Credit Agreement, except to the extent of the waiver specifically provided above, is and shall continue to be in full force and effect, and is hereby in all respects ratified and confirmed.  The effectiveness of the terms of Section 4 hereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  Each of the parties hereto hereby agrees that this Agreement shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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SECTION 8.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement.  All communications and notices hereunder to an Increasing Lender shall be given to it at the address set forth in its Administrative Questionnaire.

[Signature pages follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Commitment Increase	BNP PARIBAS, as an Increasing Lender

$42,500,000

By:	/s/ Brendan Heneghan Name: Brendan Heneghan Title: Director
By:	/s/ Nicolas Doche Name: Nicolas Doche Title: Vice President

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Commitment Increase	CITIBANK, N.A., as an Increasing Lender

$42,500,000

By:	/s/ Sean Klimchalk Name: Sean Klimchalk Title: Vice President

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Commitment Increase	BANK OF AMERICA, N.A., as an Increasing Lender

$42,500,000

By:	/s/ Duke Banson Name: Duke Banson Title: Vice President

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Commitment Increase	WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender

$42,500,000

By:	/s/ Darin Mullis Name: Darin Mullis Title: Managing Director

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Commitment Increase	BARCLAYS BANK PLC, as an Increasing Lender

$30,000,000

By:	/s/ Sean Duggan Name: Sean Duggan Title: Vice President

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Commitment Increase	JPMORGAN CHASE BANK, N.A., as an Increasing Lender

$30,000,000

By:	/s/ Gregory T. Martin Name: Gregory T. Martin Title: Executive Director

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Commitment Increase	MIZUHO BANK, LTD., as an Increasing Lender

$30,000,000

By:	/s/ Tracy Rahn Name: Tracy Rahn Title: Executive Director

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Commitment Increase	MUFG BANK, LTD., N.A., as an Increasing Lender

$30,000,000

By:	/s/ Henry Schwarz Name: Henry Schwarz Title: Authorized Signatory

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Commitment Increase	DBS BANK LTD., as an Increasing Lender

$20,000,000

By:	/s/ Josephine Lim Name: Josephine Lim Title: Senior Vice President

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Commitment Increase	HSBC BANK USA, NATIONAL ASSOCIATION, as an Increasing Lender

$20,000,000

By:	/s/ Sam Stockwin Name: Sam Stockwin Title: Director

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Commitment Increase	KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender

$20,000,000

By:	/s/ Tad L. Stainbrook Name: Tad L. Stainbrook Title: Vice President

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AGILENT TECHNOLOGIES, INC.

By:	/s/ Guillermo Gualino Name: Guillermo Gualino Title: Vice President and Treasurer

Acknowledged and Agreed:

By:  /s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Director

By:  /s/ Nicolas Doche
Name: Nicolas Doche
Title: Vice President

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